                                                                      Exhibit 21

                                FIRST AMENDMENT
                TO CUSTODY AND INVESTMENT ACCOUNTING AGREEMENT

     THIS FIRST AMENDMENT TO CUSTODY AND INVESTMENT ACCOUNTING AGREEMENT (the "Amendment") is made and entered into as of March 1, 1998 by and among QUANTITATIVE GROUP OF FUNDS ("Client"), a Massachusetts business trust, and INVESTORS FIDUCIARY TRUST COMPANY, a Missouri trust company ("IFTC").

                                  WITNESSETH:

     WHEREAS, Client and IFTC are parties to that certain Custody and Investment Accounting Agreement dated as of January 19, 1998 (the "Agreement"); and

     WHEREAS, Client and IFTC desire to amend and supplement the Agreement upon the following terms and conditions.

     NOW THEREFORE, for and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and IFTC hereby agree that the Agreement is amended and supplemented as follows:

1. The Security Procedures Selection Form attached to the Agreement shall be replaced in its entirety by the Security Procedures Selection Form dated March 1, 1998 attached hereto and incorporated herein by this reference.

2. General Provisions. This Amendment is made in the State of Missouri, and will at all times and in all respects be construed, interpreted, and governed by the laws of the State of Missouri, without giving effect to the conflict of laws provisions thereof. This Amendment may be executed in any number of counterparts, each constituting an original and all considered one and the same agreement. This Amendment is intended to modify and amend the Agreement and the terms of this Amendment and the Agreement are to be construed to be cumulative and not exclusive of each other. Except as provided herein, the Agreement is hereby ratified and confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers to be effective as of the date first above written.

                               INVESTORS FIDUCIARY TRUST COMPANY

                               By:

                               Stephen R. Hilliard, Executive Vice President

                               QUANTITATIVE GROUP OF FUNDS

                               By:

                      SECURITY PROCEDURES SELECTION FORM
                                                                   March 1, 1998

Please select one or more of the funds transfer security procedures indicated below.


[_] SWIFT SWIFT (Society for Worldwide Interbank Financial Telecommunication) is a cooperative society owned and operated by member financial institutions that provides telecommunication services for its membership. Participation is limited to securities brokers and dealers, clearing and depository institutions, recognized exchanges for securities, and investment management institutions. SWIFT provides a number of security features through encryption and authentication to protect against unauthorized access, loss or wrong delivery of messages, transmission errors, loss of confidentiality and fraudulent changes to messages. Selection of this security procedure would be most appropriate for existing SWIFT members.

[_] REMOTE BATCH TRANSMISSION Wire transfer instructions are delivered via Computer-to-Computer (CPU-CPU) data communications between the Client and/or its agent and IFTC and/or its agent. Security procedures include encryption and/or the use of a test key by those individuals authorized as Automated Batch Verifiers or a callback procedure to those individuals. Clients selecting this option should have an existing facility for completing CPU-CPU transmissions. This delivery mechanism is typically used for highvolume business such as shareholder redemptions and dividend payments.

[X] TELEPHONE CONFIRMATION (CALL BACK) This procedure requires Clients to designate individuals as authorized initiators and authorized verifiers. IFTC will verify that the instruction contains the signature of an authorized person and prior to execution of the payment order, will contact someone other than the originator at the Client's location to authenticate the instruction. Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures.

[_] TEST KEY Test Key confirmation will be used to verify all non-repetitive funds transfer instructions received via facsimile or phone. IFTC will provide test keys if this option is chosen. IFTC will verify that the instruction contains the signature of an authorized person and prior to execution of the payment order, will authenticate the test key provided with the corresponding test key at IFTC. Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures.

[X] REPETITIVE WIRES For situations where funds are transferred periodically from an existing authorized account to the same payee (destination bank and account number) and only the date and currency amount are variable, a repetitive wire may be implemented. Repetitive wires will be subject to a $10 million limit. If the payment order exceeds the $10 million limit, the instruction will be confirmed by telephone or test key prior to execution. Repetitive wire instructions must be reconfirmed annually. Clients may establish Repetitive Wires by following the agreed upon security procedures as described by Telephone Confirmation (Call Back) or Test Key. This alternative is recommended whenever funds are frequently transferred between the same two accounts.

[_] STANDING INSTRUCTIONS Funds are transferred by IFTC to a counter party on the Client's established list of authorized counter parties. Only the date and the dollar amount are variable. Clients may establish Standby Instructions by following the agreed upon security procedures as described by Telephone Confirmation (Call Back) or Test Key. This option is used for transactions that include but are not limited to Foreign Exchange Contracts, Time Deposits and Tri-Parly Repurchase Agreements.

[_] AUTOMATED CLEARING HOUSE (ACH) IFTC or its agent receives an automated transmission from a Client for the initiation of payment (credit) or collection (debit) transactions through the ACH network. The transactions contained on each transmission or tape must be authenticated by the Client. The transmission is sent from the Client's or its agent's system to IFTC's or its agent's system with encryption.

                            KEY CONTACT INFORMATION

Whom shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT

Mariella Harrington
-------------------
Name

Lincoln North
55 Old Bedford Road
-------------------
Address

Lincoln MA 01773
----------------
City/State/Zip Code

(781) 259 - 1144
----------------
Telephone Number

(781) 259 - 1166
----------------
  Facsimile Number

________________
SWIFT Number

ALTERNATE CONTACT

Joan Coco (1) Sheila Bennett (2)
--------------------------------
Name

Lincoln North
55 Old Bedford Road
-------------------
Address

Lincoln MA 01773
----------------
City/State/Zip Code

(781) 259 - 1144
----------------
Telephone Number

                                  Schedule A
                                17f-5 Approval


  The Board of Directors/Trustees of Quantitative Group of Funds - Quantitative Foreign Frontier Fund has approved certain foreign Banking institutions and foreign securities depositories within State Street's Global Custody Network for use as subcustodians for the Fund's securities, cash and cash equivalents held outside of the United States.

Board approval is as indicated by the Fund's Authorized Officer:

Fund officer
Initials        Country                                 Subcustodian                          Central Depository

________        State Street's entire Global Custody    Network listed below

________        Argentina                               Citibank, N.A.                        Caja de Valores S.A.

________        Australia                               Westpac Banking Corporation           Austraclear Limited;

                                                                                              Reserve Bank Information and
                                                                                              Transfer System (RITS)

________        Austria                                 GiroCredit Bank Aktiengesellschaft    Oesterreichischc Kontrollbank AG
                                                        der Sparkassen                        (Weripapiersammelbank Division)

________        Bahrain                                 The British Bank of the Middle Fast   None
                                                        (as delegate of the Hongkong and
                                                        Shan" Banking Corporation Limited)

________        Bangladesh                              Standard Chartered Bank               None

________        Belgium                                 Generale Bank                         Caisse Interprofessionnelle de
                                                                                              Depots et de Virements de Titres,
                                                                                              S.A. (CIK);

                                                                                              Banque Nationale de Belgique

________        Bermuda                                 The Bank of Bermuda Limited           None


________        Botswana                                Barclays Bank of Botswana Limited     None


________        Brazil                                  Citibank, N.A.                        Bolsa de Valores de Sao Paulo
                                                                                              (Bovespa);

                                                                                              Banco Central de Brasil, Systema
                                                                                              Especial de Liquidacao e Custodi
                                                                                              (SELIC)

________        Canada                                  Canada tTrusteo Mortgage Company      Canadian Depositor for
                                                                                              Securities Limited (CDS)

________        Chile                                   Citibank, N.A.                        None

Schedule A: 17f.5 Approval


Fund officer
Initials         Country                 Subcustodian                        Central Depository

_________        People's Republic       The Hongkong and Shanghai           Shanghai Securities Central Clearing and
                 of China                Banking Corporations Limited        Registration Corporation (SSCCRC);
                                         Shanghai and Shenzhen branches

                                                                             Shenzhen Securities Central Clearing Co., Ltd.
                                                                             (SSCC)

_________        Colombia                Cititrust Colombia SAL              None
                                         SociedaidFiduciaria

_________        Cyprus                  Barclays Bank  PLC                  None
                                         Cyprus Offshore Banking Unit

_________        Czech Republic          Ceskoslovenska Obchodni             Stredisko cennych papiru (SCP);
                                         Banka A.S.

                                                                             Czech National Bank (CNB)

_________        Denmark                 Den Danske Bank                     Vaardipapircentralen - The Danish
                                                                             Securities Center (VP)

_________        Ecuador                 Citibank N.A.                       None

_________        Egypt                   National Bank of Egypt              Misr Company for Clearing, Settlement,
                                                                             and Central Depository (MCSD)

________         Finland                 Merita Bank Limited                 The Finnish Central Securities
                                                                             Depository (CSD)

_________        France                  Banque Paribas                      Societe Interprofessionnelle
                                                                             pour la Compensation des
                                                                             Valeurs Mobilieres (SICOVAM);

                                                                             Banque de France
                                                                             Saturne System

________         Germany                 Dresdner Bank AG                    The Deutscher Kassenverein AG

________         Ghana                   Barclays Rank of Ghana Limited      None

________         Greece                  National Bank of Greece S.A.        The Central Securities Depository
                                                                             (Apothetirion Titlon A.E.);
                                                                             Bank of Greece

Schedule A- 17f-S Approval Page 3


Fund officer
Initials             Country                             Subcustodian                         Central Depository

_______              Hong Kong                           Standard Chartered Bank              The Central Clearing and Settlement
                                                                                              System (CCASS);

                                                                                              The Central Money Markets Unit (CMU)

_______              Hungary                             Citibanbk Budapest Rt.               The Central Depository and Clearing
                                                                                              House(Budapest) Ltd. (KELER Ltd.)

_______              India                               Deutsche Bank AG                     None

                                                         The Hong Kong and Shanghai           None
                                                         Banking Corporation Limited

_______              Indonesia                           Standard Chartered Bank              None

_______              Ireland                             Bank of Ireland                      None;

                                                                                              The Central Bank of Ireland,
                                                                                              The Gift Settlement Office (GSO)

_______              Israel                              Bank Hapoalim B.M.                   The Clearing House of the
                                                                                              Tel Aviv Stock Exchange;

                                                                                              Bank of Israel

_______              Italy                               Banque Paribas                       Monre Titoli S.p.A.

                                                                                              Banca d'Italia.

_______              Ivory Coast                         Societe Generale de Banques          None
                                                         en Cote D'Ivoire

_______              Japan                               The Daiwa Bank, Limited              Japan Securities Depository
                                                                                              Center IASDEC
                                                                                              Bank of Japan Net System

                                                         The Fuji Bank, Limited               Japan Securities Depository
                                                                                              Center IASDEC
                                                                                              Bank of Japan Net

                                                         The Sumitomo Trust                   Japan Securities Depository
                                                         & Banking Co., La                    Center JASDEC
                                                                                              Bank of Japan Net System

Schedule A: 17f.5 Approval


Fund officer
Initials         Country                 Subcustodian                        Central Depository

_________        People's Republic       The Hongkong and Shanghai           Shanghai Securities Central Clearing and
                 of China                Banking Corporations Limited        Registration Corporation (SSCCRC);
                                         Shanghai and Shenzhen branches

                                                                             Shenzhen Securities Central Clearing Co., Ltd.
                                                                             (SSCC)

_________        Colombia                Cititrust Colombia SAL              None
                                         SociedaidFiduciaria

_________        Cyprus                  Barclays Bank  PLC                  None
                                         Cyprus Offshore Banking Unit

_________        Czech Republic          Ceskoslovenska Obchodni             Stredisko cennych papiru (SCP);
                                         Banka A.S.

                                                                             Czech National Bank (CNB)

_________        Denmark                 Den Danske Bank                     Vaardipapircentralen - The Danish
                                                                             Securities Center (VP)

_________        Ecuador                 Citibank N.A.                       None

_________        Egypt                   National Bank of Egypt              Misr Company for Clearing, Settlement,
                                                                             and Central Depository (MCSD)

________         Finland                 Merita Bank Limited                 The Finnish Central Securities
                                                                             Depository (CSD)

_________        France                  Banque Paribas                      Societe Interprofessionnelle
                                                                             pour la Compensation des
                                                                             Valeurs Mobilieres (SICOVAM);

                                                                             Banque de France
                                                                             Saturne System

________         Germany                 Dresdner Bank AG                    The Deutscher Kassenverein AG

________         Ghana                   Barclays Rank of Ghana Limited      None

________         Greece                  National Bank of Greece S.A.        The Central Securities Depository
                                                                             (Apothetirion Titlon A.E.);
                                                                             Bank of Greece

Schedule A- 17f-S Approval Page 3


Fund officer
Initials             Country                             Subcustodian                         Central Depository

_______              Hong Kong                           Standard Chartered Bank              The Central Clearing and Settlement
                                                                                              System (CCASS);

                                                                                              The Central Money Markets Unit (CMU)

_______              Hungary                             Citibanbk Budapest Rt.               The Central Depository and Clearing
                                                                                              House(Budapest) Ltd. (KELER Ltd.)

_______              India                               Deutsche Bank AG                     None

                                                         The Hong Kong and Shanghai           None
                                                         Banking Corporation Limited

_______              Indonesia                           Standard Chartered Bank              None

_______              Ireland                             Bank of Ireland                      None;

                                                                                              The Central Bank of Ireland,
                                                                                              The Gift Settlement Office (GSO)

_______              Israel                              Bank Hapoalim B.M.                   The Clearing House of the
                                                                                              Tel Aviv Stock Exchange;

                                                                                              Bank of Israel

_______              Italy                               Banque Paribas                       Monre Titoli S.p.A.

                                                                                              Banca d'Italia.

_______              Ivory Coast                         Societe Generale de Banques          None
                                                         en Cote D'Ivoire

_______              Japan                               The Daiwa Bank, Limited              Japan Securities Depository
                                                                                              Center IASDEC
                                                                                              Bank of Japan Net System

                                                         The Fuji Bank, Limited               Japan Securities Depository
                                                                                              Center IASDEC
                                                                                              Bank of Japan Net

                                                         The Sumitomo Trust                   Japan Securities Depository
                                                         & Banking Co., La                    Center JASDEC
                                                                                              Bank of Japan Net System

Schedule A- 17f-S Approval Page 3

Fund officer
Initials       Country            Subcustodian                                  Central Depository
________       Jordan             The British Bank of the Middle East           None
                                  (as Delegate of The HongKong and
                                   Shanghai Banking Corporation Limited)

________       Kenya               Barclays Bank of Kenya Limited               None


________       Republic of Korea   SEOULBANK                                    Korea Securities Depository (KSD)

________       Lebanon             The British Bank of the Middle East          Custodian and Clearing Center of
                                   (as delegate of the Hongkong and             Financial Instruments for Lebanon
                                    Shanghai Banking Corporation Ltd (midclear) S.A.L

                                                                                The Central Bank of Lebanon

________       Malaysia            Standard Chartered Bank                      Malaysia Central Depository
                                   Malaysia Berhad                              Sdn Bhd (MCD);

                                                                                Bank Negara Malaysia,
                                                                                Scripless Securities Trading and
                                                                                Safekeeping Systems (SSTS)

________       Mauritius           The Hongkong and Shanghai                    The Central Depository &
                                                                                Settlement Banking Corporation
                                                                                Limited System (CDS)

________       Mexico              Citibank Mexico, SA.                         S.D. INDEVAL, S.A.
                                                                                (Instituto para el Deposito de
                                                                                 Valores)

________       Morocco             Banque Commerciale de Maroc                  None


________       Netherlands         MeesPierson N.V.                             Netherlands Centraal Instituut voor
                                                                                Giraal Effectenverkeer B.V.
                                                                                (NECIGEF);

                                                                                De Nederlandsche Bank N.V.

________       New Zealand         ANZ Banking Group                            New Zealand Central Securities
                                   (New Zealand Limited)                        Depository Limited (NZCSD)

________       Norway              Christiania Bank og                          Verdipapirscritralea - The
                                                                                Norwegian Registry of Securities
                                                                                (VPS)

Schedule A- 17f-S Approval Page 3

Fund officer
Initials             Country                          Subcustodian                            Central Depository

________             Oman                             The British Bank of the Middle          Muscat Securities Market (MSM)
                                                      East (as delegate of the Hongkong and
                                                      Shanghai Backing Corporaiton Limited)

________             Pakistan                         Deutsche Bank AG                        None

________             Peru                             Citibank, N.A.                          Caja do Valores y Liquidacioncs
                                                                                              (CAVALI S.A.)

________             Philippines                      Standard Chartered Bank                 The Philippines Central
                                                                                              Depository Inc. (PCD);

                                                                                              The Book-Entry-System (BES) of
                                                                                              Bangko Sentral ng Pilipinas The
                                                                                              Registry of Scripless Securities
                                                                                              (ROSS) of the Bureau of Treasury

________             Poland                           Citibank Poland S.A.                    The National Depository of
                                                                                              Securities (Kralowy
                                                                                              Depozyt Papier6w
                                                                                              Wartosciowych);

                                                                                             National Bank of Poland

_________            Portugal                         Banco Comercial Portugues               Central de Valores Mobilidrios
                                                                                              (Central)

__________           Romania                          ING Bank, N.V.                          National Securities Clearing,
                                                                                              Settlement and Depository Company
                                                                                              (SNCDD)

__________           Russia                           Credit Suisse First Boston, Zurich      None
                                                      via Credit Suisse First Boston
                                                      Limited, Moscow

_________            Singapore                        The Development Bank                    The Central Depository (Pte)
                                                      of Singapore Ltd.                       Limited (CDP)

_________            Slovak Republic                  Ceskoslovenska  Obchodna                Stredisko Cennych Papierov
                                                      Banka A.S.                              (SCP);

_________            South Africa                     Standard Bank of South Africa Limited   The Central Depository Limited

Schedule A- 17f-S Approval Page 3

Fund officer
Initials             Country                          Subcustodian                            Central Depository

________             Spain                            Banco Santander, S.A                    Servicio de Compensacion y
                                                                                              Liquidacion de Valores, S.A.
                                                                                              (SCLV);
                                                                                              Banco de Espana
                                                                                              Anotaciones en Cuenta

 ________            Sri Lanka                        The Hongkong and Shanghai               Central Depository System
                                                      Banking Corporation Limited             (Pvt) Limited

 ________            Swaziland                        Barclays Bank of Swaziland Limited      None

 ________            Sweden                           Skandinavikka Enskilda, Banken          Vardcpappscentralen VPC, AB -
                                                                                              The Swedish Central Securities
                                                                                              Depository

________             Switzerland                      Union Bank of Switzerland               Schweizerische Effekten  Giro
                                                                                              AG (SEGA);
                                                                                              INTERSETTLE

 ________            Taiwan - ROC.                    Central Trust Of China                  The Taiwan Securities Central
                                                      or                                      Depository Company, Ltd.
                                                      (Client Designted Subcustodian)

________             Thailand                         Standard Chartered Bank                 Thailand Securities Depository
                                                                                              Company Limited (TSD)

________             Turkey                           Citibank, N.A.                          Takas ve Saklama Bankasi A.S
                                                                                              (TAKASBANK);

                                                                                              Central Bank of Turkey

________             United Kingdom                   State Street Bank and Trust             None;
                                                      Company
                                                                                              The Bank of England
                                                                                              The Central Gilts Office (CGO)
                                                                                              The Central Moneymarkets Office
                                                                                              The European Settlements Office

________             Uruguay                          Citibank, N.A.                          None

________             Venezuela                        Citibank, N.A.                          None

Schedule A- 17f-S Approval Page 3

Fund officer
Initials                Country                 Subcustodian                            Central Depository

________                Zambia                  Barclays Bank of Zambia Limited         Lusaka Central Depository (LCD)

________                Zimbabwe                Barclays  Bank of Zi,mbabwe Limited     None


________                Euroclear (The Euroclear System)/State Street London Limited

________                Cedel (Cedel Bank, societe anonyme)/ State Street London Limited

                                FIRST AMENDMENT
                TO CUSTODY AND INVESTMENT ACCOUNTING AGREEMENT

     THIS FIRST AMENDMENT TO CUSTODY AND INVESTMENT ACCOUNTING AGREEMENT (the "Amendment") is made and entered into as of March 1, 1998 by and among QUANTITATIVE GROUP OF FUNDS ("Client"), a Massachusetts business trust, and INVESTORS FIDUCIARY TRUST COMPANY, a Missouri trust company ("IFTC").

WITNESSETH:

     WHEREAS, Client and IFTC are parties to that certain Custody and Investment Accounting Agreement dated as of January 19, 1998 (the "Agreement") ;and

     WHEREAS, Client and IFTC desire to amend and supplement the Agreement upon the following terms and conditions.

     NOW THEREFORE, for and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and IFTC hereby agree that the Agreement is amended and supplemented as follows:

1 The Security Procedures Selection Form attached to the Agreement shall be replaced in its entirety by the Security Procedures Selection Form dated March 1, 1998 attached hereto and incorporated herein by this reference.

General Provisions. This Amendment is made in the State of Missouri, and will at all times and in all respects be construed, interpreted, and governed by the laws of the State of Missouri, without giving effect to the conflict of laws provisions thereof. This Amendment may be executed in any number of counterparts, each constituting an original and all considered one and the same agreement. This Amendment is intended to modify and amend the Agreement and the terms of this Amendment and the Agreement are to be construed to be cumulative and not exclusive of each other. Except as provided herein, the Agreement is hereby ratified and confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers to be effective as of the date first above written.

                         INVEST      DU        TRUST   COMPANY


                         By:

                              Stephen R. Hilliard, Executive Vice President

                         QUANTITATIVE GROUP OF FUNDS

SECURITY PROCEDURES SELECTION FORM

Please select one or more of the funds transfer security procedures indicated below.

March 1, 1998

SWIFT SWIFT (Society for Worldwide Interbank Financial Telecommunication) is a cooperative society owned and operated by member financial institutions that provides telecommunication services for its membership. Participation is limited to securities brokers and dealers, clearing and depository institutions, recognized exchanges for securities, and investment management institutions. SWIFT provides a number of security features through encryption and authentication to protect against unauthorized access, loss or wrong delivery of messages, transmission errors, loss of confidentiality and fraudulent changes to messages. Selection of this security procedure would be most appropriate for existing SWIFT members.

REMOTE BATCH TRANSMISSION Wire transfer instructions are delivered via Computer-to-Computer (CPU-CPU) data communications between the Client and/or its agent and IFTC and/or its agent. Security procedures include encryption and/or the use of a test key by those individuals authorized as Automated Batch Verifiers or a callback procedure to those individuals. Clients selecting this option should have an existing facility for completing CPU-CPU transmissions. This delivery mechanism is typically used for highvolume business such as shareholder redemptions and dividend payments.

    TELEPHONE CONFIRMATION (CALL BACK) This procedure requires Clients to designate individuals as authorized initiators and authorized verifiers. IFTC will verify that the instruction contains the signature of an authorized person and prior to execution of the payment order, will contact someone other than the originator at the Client's location to authenticate the instruction. Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures.

TEST KEY Test Key confirmation will be used to verify all non-repetitive funds transfer instructions received via facsimile or phone. IFTC will provide test keys if this option is chosen. IFTC will verify that the instruction contains the signature of an authorized person and prior to execution of the payment order, will authenticate the test key provided with the corresponding test key at IFTC. Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures.

REPETITIVE WIRES For situations where funds are transferred periodically from an existing authorized account to the same payee (destination bank and account number) and only the date and currency amount are variable, a repetitive wire may be implemented. Repetitive wires will be subject to a $10 million limit. If the payment order exceeds the $10 million limit, the instruction will be confirmed by telephone or test key prior to execution. Repetitive wire instructions must be reconfirmed annually. Clients may establish Repetitive Wires by following the agreed upon security procedures as described by Telephone Confirmation (Call Back) or Test Key. This alternative is recommended whenever funds are frequently transferred between the same two accounts.

STANDING INSTRUCTIONS Funds are transferred by IFTC to a counter party on the Client's established list of authorized counter parties. Only the date and the dollar amount are variable. Clients may establish Standby Instructions by following the agreed upon security procedures as described by Telephone Confirmation (Call Back) or Test Key. This option is used for transactions that include but are not limited to Foreign Exchange Contracts, Time Deposits and Tri-Party Repurchase Agreements.

AUTOMATED CLEARING HOUSE (ACH) IFTC or its agent receives an automated transmission from a Client for the initiation of payment (credit) or collection (debit) transactions through the ACH network. The transactions contained on each transmission or tape must be authenticated by the Client. The transmission is sent from the Client's or its agent's system to IFTC's or its agent's system with encryption.

KEY CONTACT INFORMATION

Whom shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT

Mariella Harrington
Name
Lincoln North

55 Old Bedford Road

Address

Lincoln MA 01773
 City/State/Zip Code

(781) 259 - 1144

Telephone Number

(781) 259 - 1166
----------------
  Facsimile Number

SWIFT Number

ALTERNATE CONTACT

 Joan Coco (1) Sheila Bennett

Lincoln North
 55 Old Bedford Road

Address

Lincoln MA 01773

City/State/Zip Code

 (781) 299 - 1144
 ----------------

Telephone Number